AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

Supplement Dated February 8, 2016 to the prospectuses dated February 1, 2016 for Incentivelife Optimizer® III

This Supplement updates certain information in the most recent prospectus and statement of additional information you received and in any supplements to that prospectus and statement of additional information (collectively, the ‘‘Prospectus’’). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged and the Prospectus is hereby incorporated by reference. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes to the Prospectus. Please note the following changes:

A.	Sub-Adviser Changes to EQ Advisors Trust Portfolios (“Portfolios”)

1.	On January 29, 2016, Federated Global Investment Management Corp. (“Federated”) replaced WHV Investments (“WHV”) and Hirayama Investments, LLC (“Hirayama Investments”) as sub adviser for the management of their allocated portion of the AXA International Core Managed Volatility Portfolio. Accordingly, all references to WHV and Hirayama Investments in your prospectus are hereby deleted and in their entirety and replaced with Federated.

2.	On January 29, 2016, Vaughan Nelson Investment Management (“Vaughan Nelson”) replaced Institutional Capital LLC (“ICAP”) as sub adviser for the management of its allocated portion of the AXA Large Cap Core Managed Volatility Portfolio. Accordingly, all references to ICAP in your prospectus are hereby deleted and in their entirety and replaced with Vaughan Nelson.

3.	On January 29, 2016, Loomis, Sayles & Company, L.P. (“Loomis Sayles”) replaced Marsico Capital Management LLC (“Marsico”) as sub adviser for the management of its allocated portion of the AXA Large Cap Growth Managed Volatility Portfolio. Accordingly, all references to Marsico in your prospectus are hereby deleted and in their entirety and replaced with Loomis Sayles.

4.	Effective as of January 29, 2016, Marsico no longer serves as a Sub-Adviser to the Multimanager Aggressive Equity Portfolio. Accordingly, all references to Marsico in your prospectus are hereby deleted and in their entirety.

AXA Equitable Funds Management Group, LLC will continue to be the Investment Manager of the Portfolios. Also, please see “The Portfolios of the Trusts” in your Prospectus for more information.

Distributed by affiliate AXA Advisors, LLC and for certain contracts co-distributed by affiliate

AXA Distributors, LLC

1290 Avenue of the Americas

New York, NY 10104.

Copyright 2016 AXA Equitable Life Insurance Company and MONY Life Insurance Company of America.

All rights reserved.

AXA Equitable Life Insurance Company

MONY Life Insurance Company of America

1290 Avenue of the Americas

New York, NY 10104

212-554-1234

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